UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 23, 2001

GB&T BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Commission File No:          000-24203

Georgia	58-2400756
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

500 Jese Jewell Parkway, S.E.
Gainesville, Georgia  30501
(Address of principal executive offices)

(770) 532-1212
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS

        On March 22, 2001, GB&T Bancshares, Inc. (the “Company”) issued a press release to report that the Company had entered into an Agreement and Plan of Reorganization with Community Trust Financial Services Corporation. A copy of such press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

99.1 Press release dated March 21, 2001

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GB&T BANCSHARES, INC.

By: /s/ Gregory L. Hamby Gregory L. Hamby Chief Financial Officer

Dated:  March 22, 2001